SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                                event reported):

                                November 8, 2001

                           Lexmark International, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

            Delaware                1-14050                06-1308215
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 (State or other Jurisdiction     (Commission            (IRS Employer
       of Incorporation)            File No.)          Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky  40550
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 (Address of Principal Executive Offices)                             (Zip Code)





       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:
                  The exhibits accompanying this report are listed in the
Exhibit Index.

ITEM 9.  REGULATION FD DISCLOSURE.

On November 2, 2001, Lexmark International, Inc. (the "company") issued a press release discussing an investor conference to be held at the company's corporate headquarters today and providing information to access the Web cast of the conference through the company's investor relations home page. A copy of the press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Attached as Exhibit 99.2, and incorporated by reference herein, is quarterly revenue information which the company intends to provide to all attendees at the investor conference being held at the company's corporate headquarters today. The information provides a breakdown of the company's revenue among laser and inkjet printers, associated laser and inkjet cartridges, and other for all quarters ending March 31, 1998 through September 30, 2001.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             LEXMARK INTERNATIONAL, INC.


                             By:       /s/ Gary E. Morin
                                      --------------------------------------
                                      Name:  Gary E. Morin
                                      Title:  Executive Vice President and Chief
                                                 Financial Officer
Date: November 8, 2001


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                                  EXHIBIT INDEX


Exhibits:

99.1     Press release issued by Lexmark International, Inc., dated November 2,
         2001.

99.2     Quarterly revenue information.